CONSENT TO EXTENSION
     The undersigned, constituting
     (i) the Majority Investors under and as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as heretofore amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., as the servicer (the “Servicer”), the Class A Purchasers named therein and JPMorgan Chase Bank, N.A. (as successor to Morgan Guaranty Trust Company of New York), as the administrative agent, and
     (ii) the parties to the Series 2001-1 Supplement dated as of September 4, 2001 (as heretofore amended, the “Supplement;” unless otherwise defined herein terms defined in the Supplement are used herein with the meanings ascribed to them therein), to the Pooling and Servicing Agreement dated as of February 12, 1997, among the Transferor, the Servicer and Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as trustee, hereby agree, as of this 9th day of March, 2006, that solely with respect to the reduction of Pier 1’s Long-Term Issuer Credit Rating (Local Currency) below BB by Standard & Poor’s on February 7, 2006, and the reduction of Pier 1 Imports’ corporate family rating below Ba2 by Moody’s on February 15, 2006, each reference to “thirty (30) days” in Section 4.18(a) of the Supplement shall be construed to be a reference to “forty-one (41) days.”

PARK AVENUE RECEIVABLES COMPANY, LLC
(as successor to Delaware Funding Company, LLC),
as the sole Structured Investor

By JPMorgan Chase Bank, N.A., as attorney-in-fact

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as the sole Committed Investor

By:

Name:
Title:

PIER 1 FUNDING LLC, as the Transferor

By:

Name:
Title:

PIER 1 IMPORTS (U.S.), INC., as the Servicer

By:

Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
(successor by merger to Wells Fargo Bank Minnesota, National Association), as the Trustee

By:

Name:
Title:

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